                                                                   Exhibit 17(b)

        NORTHERN FIXED INCOME FUNDS

        - ARIZONA TAX-EXEMPT FUND
        - CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
        - CALIFORNIA TAX-EXEMPT FUND
        - FIXED INCOME FUND
        - FLORIDA INTERMEDIATE TAX-EXEMPT FUND
        - GLOBAL FIXED INCOME FUND
        - HIGH YIELD FIXED INCOME FUND
        - HIGH YIELD MUNICIPAL FUND
        - INTERMEDIATE TAX-EXEMPT FUND
        - SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
        - TAX-EXEMPT FUND
        - U.S. GOVERNMENT FUND

         ------------------------------------------------------------------------------------------------------------

               PROSPECTUS DATED JULY 31, 2006            An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         The Arizona Tax-Exempt, California Intermediate Tax-Exempt
                                                         and California Tax-Exempt Funds are not available in certain states. Please call 800/595-9111 to determine the
                                                         availability in your state.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.
                                                         Shares of Northern Funds are distributed by Northern Funds
                                                         Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE
                                                         19809. Northern Funds Distributors, LLC is not affiliated
                                                         with Northern Trust.

NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS

------------------------------------------------------
OVERVIEW
------------------------------------------------------
4    DEFINITIONS
------------------------------------------------------
RISK/RETURN SUMMARY
------------------------------------------------------
Information about the objectives, principal strategies
and risk characteristics of each Fund.
5    FIXED INCOME FUNDS
     5    Arizona Tax-Exempt Fund
     7    California Intermediate Tax-Exempt Fund
     8    California Tax-Exempt Fund
     9    Fixed Income Fund
     10   Florida Intermediate Tax-Exempt Fund
     12   Global Fixed Income Fund
     13   High Yield Fixed Income Fund
     14   High Yield Municipal Fund
     16   Intermediate Tax-Exempt Fund
     17   Short-Intermediate U.S. Government Fund
     18   Tax-Exempt Fund
     19   U.S. Government Fund
20   PRINCIPAL INVESTMENT RISKS
24   FUND PERFORMANCE
     25   Arizona Tax-Exempt Fund
     26   California Intermediate Tax-Exempt Fund
     27   California Tax-Exempt Fund
     28   Fixed Income Fund
     29   Florida Intermediate Tax-Exempt Fund
     30   Global Fixed Income Fund
     31   High Yield Fixed Income Fund
     32   High Yield Municipal Fund
     33   Intermediate Tax-Exempt Fund
     34   Short-Intermediate U.S. Government Fund
     35   Tax-Exempt Fund
     36   U.S. Government Fund
37   BROAD-BASED SECURITIES MARKET INDICES
38   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
42   INVESTMENT ADVISERS
43   ADVISORY FEES
44   FUND MANAGEMENT
45   OTHER FUND SERVICES
------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------
How to open, maintain, and close an account.
46   PURCHASING AND SELLING SHARES
     46   Purchasing Shares
     46   Opening an Account
     48   Selling Shares
50   ACCOUNT POLICIES AND OTHER INFORMATION
     50   Calculating Share Price
     50   Timing of Purchase Requests
     50   Miscellaneous Purchase Information
     51   Timing of Redemption and Exchange Requests
     51   Payment of Redemption Proceeds
     51   Redemption Fees
     52   Miscellaneous Redemption Information
     52   Exchange Privileges
     53   Policies and Procedures on Excessive Trading
          Practices
     54   In-Kind Purchases and Redemptions
     54   Telephone Transactions
     54   Making Changes to Your Account Information
     54   Signature Guarantees
     54   Business Day
     55   Good Order
     55   Customer Identification Program
     55   Early Closings
     55   Emergency Events
     55   Financial Intermediaries

           56         Portfolio Holdings
           57         Shareholder Communications
58         DIVIDENDS AND DISTRIBUTIONS
59         TAX CONSIDERATIONS
61         TAX TABLE
--------------------------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------
62         RISKS, SECURITIES AND TECHNIQUES
           62         Additional Information on Investment Objectives,
                      Principal Investment Strategies and Related Risks
           67         Additional Description of Securities and Common
                      Investment Techniques
78         FINANCIAL INFORMATION
           79         Financial Highlights
--------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------
92         ANNUAL/SEMIANNUAL REPORTS
92         STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes the twelve fixed income funds (the "Funds") currently offered by the Trust. The Trust also offers other funds, including equity and money market funds, which are described in separate prospectuses.

In addition to the instruments described on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 62 and in the Statement of Additional Information ("Additional Statement").
------------------------------------------------------------

DEFINITIONS
------------------------------------------------------------

CALIFORNIA FUNDS. California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund.

FIXED INCOME FUNDS. Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund.

TAX-EXEMPT FUNDS (THE "TAX-EXEMPT FUNDS"). Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund.

TAXABLE FUNDS. Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund.

                    4 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FIXED INCOME FUNDS


ARIZONA TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and Arizona state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from Arizona state personal income tax ("Arizona municipal instruments"). These may include certain securities of issuers located outside the State of Arizona.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities(such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 5

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and Arizona-specific risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


                    6 NORTHERN FIXED INCOME FUNDS PROSPECTUS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from California state personal income tax ("California municipal instruments"). These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and California-specific risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 7

CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in California municipal instruments. These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and California-specific risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

                    8 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:

- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Obligations of state, local and foreign governments;

- Obligations of domestic and foreign banks and corporations;

- Zero coupon bonds, debentures, preferred stock and convertible securities;

- Mortgage and other asset-backed securities;

- Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

- Repurchase agreements relating to the above instruments.

The Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Advisers). However, it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), high yield, currency, country, foreign regulatory and portfolio turnover risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 9

FLORIDA INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in instruments that are exempt from the Florida intangible personal property tax ("Florida municipal instruments"). These may include certain securities of issuers located outside the State of Florida. The Florida Legislature has passed and Governor Bush is expected to sign legislation which will effectively repeal the intangible personal property tax. The bill will take effect January 1, 2007, meaning all taxes imposed for calendar year 2006 and prior remain in effect. As a result of the repeal, this annual tax will no longer apply after January 1, 2007.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


                    10 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and Florida-specific risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 11

GLOBAL FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to maximize total return consistent with reasonable risk.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking to maximize total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. The Fund intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Fund may invest include:

- Obligations of foreign or domestic governments, their agencies, instrumentalities or sponsored enterprises;

- Obligations of supranational organizations (such as the World Bank);

- Obligations of foreign or domestic corporations and banks;

- Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers; and

- Mortgage and other asset-backed securities.

The Fund primarily invests in mature markets (such as Germany, Japan and the U.S.). However, it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.

The Fund primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Advisers). In addition, it may invest to a limited extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as governmental, supranational and corporate obligations) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and eleven years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), non-diversification, currency, country, foreign regulatory, and emerging markets risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


                    12 NORTHERN FIXED INCOME FUNDS PROSPECTUS

HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed income securities (commonly referred to as "junk bonds"). These may include:

- Obligations of U.S. and foreign corporations and banks;

- Obligations of state, local and foreign governments;

- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Senior and subordinated bonds and debentures;

- Mortgage and other asset-backed securities;

- Zero coupon, pay-in-kind and capital appreciation bonds;

- Convertible securities, preferred stock, structured securities and loan participations;

- Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in debt or convertible securities; and

- Repurchase agreements relating to the above instruments.

Lower quality securities are rated BB, Ba or lower by a NRSRO. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may make limited investments in the securities of foreign issuers.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The investment management team also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), high yield, currency, country and foreign regulatory risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 13

HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income exempt from regular federal income tax.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as "junk bonds") or medium or upper medium quality. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a NRSRO, and medium quality securities are rated BBB or Baa by a NRSRO. Lower quality securities are rated BB, Ba or lower by a NRSRO. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. The Fund is not limited in the amount of its assets that may be invested in AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the High Yield Fixed Income Fund or the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.


                    14 NORTHERN FIXED INCOME FUNDS PROSPECTUS

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and high yield risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 15

INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and portfolio turnover risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


                    16 NORTHERN FIXED INCOME FUNDS PROSPECTUS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

- U.S. Treasury bills, notes and bonds;

- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Repurchase agreements collateralized by the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between two and five years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and portfolio turnover risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 17

TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and portfolio turnover risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


                    18 NORTHERN FIXED INCOME FUNDS PROSPECTUS

U.S. GOVERNMENT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

- U.S. Treasury bills, notes and bonds;

- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

- Repurchase agreements relating to the above instruments; and

- Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between one and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and portfolio turnover risks. See page 20 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 19

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.
AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
The following summarizes the principal risks that apply to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------

RISKS THAT APPLY TO ALL FUNDS
--------------------------------------------------------------

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Funds may use derivatives to enhance returns or hedge against market declines.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from a Fund's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the specific currencies, commodities, securities, indices or other financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, FIXED INCOME, FLORIDA INTERMEDIATE TAX-EXEMPT, GLOBAL
FIXED INCOME, HIGH YIELD FIXED INCOME, HIGH YIELD MUNICIPAL, INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS
------------------------------------------------------------

CREDIT (OR DEFAULT) RISK is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or

                    20 NORTHERN FIXED INCOME FUNDS PROSPECTUS experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE ARIZONA TAX-EXEMPT,
CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT,
FLORIDA INTERMEDIATE TAX-EXEMPT, HIGH YIELD MUNICIPAL,
INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS
--------------------------------------------------------------

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT,
CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT,
FLORIDA INTERMEDIATE TAX-EXEMPT AND GLOBAL FIXED INCOME FUNDS
--------------------------------------------------------------

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.
--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT FUND
--------------------------------------------------------------

ARIZONA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Arizona municipal instruments will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. Arizona's economy is largely composed of services, construction, trade, government, real estate, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time, Arizona and its political subdivisions have encountered financial difficulties.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE CALIFORNIA INTERMEDIATE
TAX-EXEMPT AND CALIFORNIA TAX-EXEMPT FUNDS
--------------------------------------------------------------

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political, economic and statutory factors within the State of California than a Fund that invests more widely. Although California has a diverse economy, the combination of a recession in the early 2000s, and substantial stock market declines led to revenue declines at the State and local levels. The State incurred multi-billion dollar budget deficits, which in turn led to cash flow difficulties and the need to refinance short-term notes with long-term deficit bonds totaling almost $11 billion. The State's economy has been in steady recovery since 2003, which has helped State finances, and a strong housing market and increases in property values have provided some relief to local governments which were also adversely affected by the recession. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. Failure of the State to address its structural budget gaps in the coming years could lead to future rating declines.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE FIXED INCOME, HIGH YIELD
FIXED INCOME AND HIGH YIELD MUNICIPAL FUNDS
--------------------------------------------------------------

HIGH-YIELD RISK may impact the value of non-investment grade fixed income and convertible securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Fund may not achieve the expected return from non-investment grade fixed income and convertible securities and that its share

RISK/RETURN SUMMARY

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 21 price may be adversely affected by declines in the value of these securities.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE FIXED
INCOME, GLOBAL FIXED INCOME AND HIGH YIELD FIXED INCOME FUNDS
--------------------------------------------------------------

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE FLORIDA INTERMEDIATE
TAX-EXEMPT FUND
--------------------------------------------------------------

FLORIDA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Florida municipal instruments will be more exposed to negative political or economic factors in Florida than a Fund that invests more widely. Florida's economy is largely composed of services, trade, construction, agriculture, manufacturing, tourism, healthcare and education, and the government sector. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida's rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time, Florida and its political subdivisions have encountered financial difficulties.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE GLOBAL FIXED INCOME FUND
--------------------------------------------------------------

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE SHORT-INTERMEDIATE U.S.
GOVERNMENT AND U.S. GOVERNMENT FUNDS
--------------------------------------------------------------

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

--------------------------------------------------------------

OTHER RISKS
--------------------------------------------------------------

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Fixed Income, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds exceeded 100%. Additional information on the Funds' portfolio turnover is provided in "Financial Highlights"

                    22 NORTHERN FIXED INCOME FUNDS PROSPECTUS beginning on page 79 of this Prospectus and in the Additional Statement.

More information about the Funds' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Fund.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 23

FUND PERFORMANCE


THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 37.

--------------------------------------------------------------------------------

The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects voluntary fee waivers and expense reimbursements that were in effect during the periods presented. If voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.


                    24 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ARIZONA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

           11.23%      4.62%      9.95%      3.97%      3.49%      2.05%
             2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: (0.23)%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

      ------------------------
         BEST QUARTER RETURN
      ------------------------
           Q3          2002
      ------------------------
                4.87%
      ------------------------
                                        ------------------------
                                          WORST QUARTER RETURN
                                        ------------------------
                                             Q2          2004
                                        ------------------------
                                                 (2.11)%
                                        ------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
------------------------------------------------------------------------------------------------------
                                                               Inception                       Since
                                                                 Date      1-Year   5-Year   Inception
------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt Fund   Return before taxes                  10/01/99    2.05%    4.78%      5.59%
                          Return after taxes on distributions              1.89%    4.49%      5.35%
                          Return after taxes on distributions
                            and sale of fund shares                        2.86%    4.54%      5.29%
Lehman Brothers Arizona
Municipal Bond Index*                                                      3.03%    5.33%      5.81%
------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 25

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           10.31%      3.93%      8.72%      3.54%      3.10%      2.11%
             2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: (0.17)%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               5.18%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (2.45)%
                                       ---------------------

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-----------------------------------------------------------------------------------------------------
                                                              Inception                       Since
                                                                Date      1-Year   5-Year   Inception
-----------------------------------------------------------------------------------------------------
California Intermediate
Tax-Exempt Fund          Return before taxes                   10/1/99    2.11%    4.25%      4.96%
                         Return after taxes on distributions              2.06%    3.98%      4.75%
                         Return after taxes on distributions
                           and sale of fund shares                        2.74%    4.04%      4.71%
Lehman Brothers Mutual
Fund California
Intermediate Tax-Exempt
Index*                                                                    1.91%    4.98%      5.38%
-----------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-----------------------------------------------------------------------------------------------------


                    26 NORTHERN FIXED INCOME FUNDS PROSPECTUS

CALIFORNIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

            6.47%    (4.04)%     14.05%      4.03%      9.86%      4.90%      4.16%      3.83%
             1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: (0.13)%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               6.72%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         1999
                                       ---------------------
                                              (2.64)%
                                       ---------------------

--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------
                                                                 Inception                       Since
                                                                   Date      1-Year   5-Year   Inception
--------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund  Return before taxes                  4/8/97      3.83%    5.33%      6.09%
                            Return after taxes on distributions              3.68%    5.01%      5.86%
                            Return after taxes on distributions
                              and sale of fund shares                        3.98%    5.00%      5.74%
Lehman Brothers Mutual
Fund California Municipal
Index*                                                                       4.16%    5.63%      6.21%
--------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 27

FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            2.61%      9.28%      8.08%    (2.91)%     11.08%      5.83%      7.45%      5.09%      4.24%      1.63%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: (1.00)%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               4.11%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         1996
                                       ---------------------
                                              (2.82)%
                                       ---------------------

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------
                                                            Inception                                 Since
                                                              Date      1-Year   5-Year   10-Year   Inception
-------------------------------------------------------------------------------------------------------------
Fixed Income Fund      Return before taxes                   4/1/94     1.63%    4.83%     5.16%      5.95%
                       Return after taxes on distributions              0.21%    3.00%     2.97%      3.65%
                       Return after taxes on distributions
                         and sale of fund shares                        1.09%    3.03%     3.05%      3.67%
Lehman Brothers
Aggregate Bond Index*                                                   2.43%    5.87%     6.16%      6.75%
-------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-------------------------------------------------------------------------------------------------------------


                    28 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

            7.58%      5.68%    (1.19)%      8.26%      4.99%      8.82%      3.99%      2.83%      1.70%
             1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 0.08%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               4.28%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.83)%
                                       ---------------------

-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-------------------------------------------------------------------------------------------------------------------
                                                                         Inception                          Since
                                                                           Date       1-Year    5-Year    Inception
-------------------------------------------------------------------------------------------------------------------
Florida Intermediate
Tax-Exempt Fund                   Return before taxes                     8/15/96     1.70%     4.44%       4.81%
                                  Return after taxes on distributions                 1.68%     4.04%       4.55%
                                  Return after taxes on distributions
                                    and sale of fund shares                           2.18%     4.02%       4.49%
Lehman Brothers Mutual Fund
Florida Intermediate
Tax-Exempt Municipal Index*                                                           1.86%     4.90%       5.28%
-------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-------------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 29

GLOBAL FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            5.54%    (2.49)%     17.12%    (8.41)%      0.39%      2.01%     11.88%     14.50%      9.25%    (7.96)%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 2.09%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         1998
       ---------------------
               8.68%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         1997
                                       ---------------------
                                              (5.68)%
                                       ---------------------

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                             Inception                                 Since
                                                               Date      1-Year   5-Year   10-Year   Inception
--------------------------------------------------------------------------------------------------------------
Global Fixed Income
Fund                    Return before taxes                   4/1/94     (7.96)%  5.61%     3.83%      4.99%
                        Return after taxes on distributions              (8.68)%  4.18%     2.24%      3.27%
                        Return after taxes on distributions
                          and sale of fund shares                        (5.17)%  3.96%     2.29%      3.22%
J.P. Morgan Government
Bond Index Global*                                                       (6.53)%  6.89%     5.17%      6.13%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------------


                    30 NORTHERN FIXED INCOME FUNDS PROSPECTUS

HIGH YIELD FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

            4.84%    (6.50)%      7.07%      1.36%     23.58%      8.44%      1.77%
             1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 1.84%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
               9.35%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q4         2000
                                       ---------------------
                                              (5.10)%
                                       ---------------------

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------
                                                                  Inception                       Since
                                                                    Date      1-Year   5-Year   Inception
---------------------------------------------------------------------------------------------------------
High Yield Fixed Income
Fund                        Return before taxes                   12/31/98     1.77%   8.16%      5.46%
                            Return after taxes on distributions               (0.69)%  4.93%      2.15%
                            Return after taxes on distributions
                              and sale of fund shares                          1.12%   4.99%      2.55%
Lehman Brothers High Yield
Corporate Bond Index*                                                          2.74%   8.86%      5.70%
---------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 31

HIGH YIELD MUNICIPAL FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

          (6.20)%      6.57%      6.33%      7.38%      6.40%      6.55%      4.82%
             1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 1.41%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2004
       ---------------------
               3.62%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q4         1999
                                       ---------------------
                                              (3.54)%
                                       ---------------------

--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------
                                                                 Inception                       Since
                                                                   Date      1-Year   5-Year   Inception
--------------------------------------------------------------------------------------------------------
High Yield Municipal Fund  Return before taxes                   12/31/98     4.82%   6.29%      4.45%
                           Return after taxes on distributions                4.82%   6.29%      4.45%
                           Return after taxes on distributions
                             and sale of fund shares                          4.67%   6.10%      4.47%
Lehman Brothers Municipal
Non-Investment Grade Bond
Index*                                                                        8.58%   7.67%      6.04%
--------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------


                    32 NORTHERN FIXED INCOME FUNDS PROSPECTUS

INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

            3.32%      5.79%      5.22%    (0.97)%      8.05%      4.92%      9.08%      4.62%      3.16%      2.00%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 0.17%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               4.37%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.95)%
                                       ---------------------

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
----------------------------------------------------------------------------------------
                                                             Inception                                 Since
                                                               Date      1-Year   5-Year   10-Year   Inception
--------------------------------------------------------------------------------------------------------------
Intermediate
Tax-Exempt Fund         Return before taxes                   4/1/94     2.00%    4.73%     4.48%      4.80%
                        Return after taxes on distributions              1.93%    4.24%     4.18%      4.52%
                        Return after taxes on distributions
                          and sale of fund shares                        2.51%    4.25%     4.20%      4.50%
Lehman Brothers Mutual
Fund Intermediate
Municipal Bond Index*                                                    1.82%    5.11%     5.29%      5.77%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 33

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            7.89%      7.82%      7.12%      1.65%      0.99%      0.69%
             2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 0.32%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2001
       ---------------------
               3.85%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.87)%
                                       ---------------------

---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------------------------------
                                                                    Inception                                 Since
                                                                      Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------------------------
Short-Intermediate
U.S. Government Fund       Return before taxes                       10/1/99        0.69%       3.61%         4.25%
                           Return after taxes on distributions                     (0.32)%      2.21%         2.66%
                           Return after taxes on distributions
                             and sale of fund shares                                0.44%       2.25%         2.67%
Merrill Lynch 1-5
Year Government
Index*                                                                              1.44%       4.17%         4.82%
---------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------------------


                    34 NORTHERN FIXED INCOME FUNDS PROSPECTUS

TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

            2.77%      8.69%      5.86%    (4.17)%     12.42%      4.73%      9.83%      5.30%      4.09%      3.15%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: 0.01%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               5.41%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         1999
                                       ---------------------
                                              (2.39)%
                                       ---------------------

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-----------------------------------------------------------------------------------------------------------------
                                                                Inception                                 Since
                                                                  Date      1-Year   5-Year   10-Year   Inception
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund            Return before taxes                   4/1/94     3.15%    5.39%     5.18%      5.76%
                           Return after taxes on distributions              2.38%    4.96%     4.85%      5.48%
                           Return after taxes on distributions
                             and sale of fund shares                        2.92%    4.95%     4.86%      5.43%
Lehman Brothers Mutual
Fund Municipal Bond
Index*                                                                      3.51%    5.59%     5.72%      6.32%
-----------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-----------------------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 35

U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            3.11%      7.22%      7.60%      0.30%      9.58%      7.66%      9.56%      1.77%      1.62%      0.85%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

Year to date total return for the six months ended
June 30, 2006: (0.59)%

--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)
--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2001
       ---------------------
               5.00%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (2.63)%
                                       ---------------------

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
------------------------------------------------------------------------------------------------------------------
                                                                Inception                                  Since
                                                                  Date      1-Year    5-Year   10-Year   Inception
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund       Return before taxes                    4/1/94     0.85%    4.23%     4.87%      5.19%
                           Return after taxes on distributions              (0.29)%   2.54%     2.88%      3.18%
                           Return after taxes on distributions
                             and sale of fund shares                         0.55%    2.64%     2.94%      3.20%
Lehman Brothers Intermediate
U.S. Government Bond
Index*                                                                       1.68%    4.82%     5.50%      5.88%
------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------------------


                    36 NORTHERN FIXED INCOME FUNDS PROSPECTUS

BROAD-BASED SECURITIES MARKET INDICES


THE J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL is an unmanaged index of traded government fixed income securities which can be purchased by international investors.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

THE LEHMAN BROTHERS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS HIGH YIELD CORPORATE BOND INDEX is a market value-weighted index that tracks the daily price-only, coupon and total return performance of noninvestment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the SEC.

THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

THE LEHMAN BROTHERS MUNICIPAL NON-INVESTMENT GRADE BOND INDEX is an unmanaged index of noninvestment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA INTERMEDIATE TAX-EXEMPT INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND FLORIDA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

THE MERRILL LYNCH 1-5 YEAR GOVERNMENT INDEX is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 37

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 40 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 50.)

                                         ----------------------------------------------------------------------------------------
                                         SHAREHOLDER FEES
                                         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         ----------------------------------------------------------------------------------------
                                                                                    Sales Charge
                                          Sales Charge                             (Load) Imposed
                                         (Load) Imposed       Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                      on Purchases        Charge (Load)        Distributions         Fees(1)           Fees
---------------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                         None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                             None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                           None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                       None                 None                 None              2.00%(2)         None
---------------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                          None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                       None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                    None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government                               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------


                    38 NORTHERN FIXED INCOME FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------
Management               Distribution                   Other                   Total Annual Fund
   Fees                 (12B-1) Fees(3)              Expenses(4)              Operating Expenses(5)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.41%                         0.96%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.38%                         0.93%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.35%                         0.90%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.29%                         0.99%
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.44%                         0.99%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.62%                         1.47%
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.33%                         1.03%
---------------------------------------------------------------------------------------------------
  0.65%                      0.00%                      0.35%                         1.00%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.29%                         0.84%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.33%                         1.03%
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.30%                         0.85%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.35%                         1.05%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 39

--------------------------------------------------------------

FOOTNOTES
--------------------------------------------------------------

(1.) A fee of $15.00 may be applicable for each wire redemption.

(2.) The High Yield Fixed Income Fund has a redemption fee on shares sold or exchanged (as a percentage of amount redeemed)
      within 30 days of purchase.

(3.) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

(4.) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

(5.) As a result of the Investment Advisers' voluntary expense reimbursements, "Total Annual Net Fund Operating Expenses" that are actually incurred by the Funds are set forth below. By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to TNTC and its affiliates for their services to the Funds approximate "Total Annual Net Fund

                                             ------------------------------------------------------------------------------------
                                             TOTAL ANNUAL NET FUND OPERATING EXPENSES --
                                             AFTER VOLUNTARY EXPENSE REIMBURSEMENTS
                                             (SEE FOOTNOTE 5 ABOVE)
                                             ------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                             Management       Distribution        Other         Reimbursed        Fund Operating
FUND                                            Fees          (12B-1) Fees       Expenses        Amounts*            Expenses
---------------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                             0.55%             0.00%            0.41%           0.21%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt             0.55%             0.00%            0.38%           0.18%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                          0.55%             0.00%            0.35%           0.15%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income                                   0.70%             0.00%            0.29%           0.09%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                0.55%             0.00%            0.44%           0.24%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                            0.85%             0.00%            0.62%           0.32%               1.15%
---------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                        0.70%             0.00%            0.33%           0.13%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                           0.65%             0.00%            0.35%           0.15%               0.85%
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                        0.55%             0.00%            0.29%           0.09%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government             0.70%             0.00%            0.33%           0.13%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                     0.55%             0.00%            0.30%           0.10%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government                                0.70%             0.00%            0.35%           0.15%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------

* "Reimbursed Amounts" are charged first against "Management Fees" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees ."

                    40 NORTHERN FIXED INCOME FUNDS PROSPECTUS

()    Operating Expenses." The Investment Advisers'
voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers. When this occurs, "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.

(6.) "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual rates effective March 24, 2006.

--------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------

The following Example is intended to help you compare the cost of investing in a Fund (without expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     ----------------------------------------------------------------------
FUND                                                 1 Year              3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                    $ 98                $306                 $531                 $1,178
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                    $ 95                $296                 $515                 $1,143
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                 $ 92                $287                 $498                 $1,108
---------------------------------------------------------------------------------------------------------------------------
Fixed Income                                          $101                $315                 $547                 $1,213
---------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                       $101                $315                 $547                 $1,213
---------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                   $150                $465                 $803                 $1,757
---------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                               $105                $328                 $569                 $1,259
---------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                                  $102                $318                 $552                 $1,225
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               $ 86                $268                 $466                 $1,037
---------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                    $105                $328                 $569                 $1,259
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                            $ 87                $271                 $471                 $1,049
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                                       $107                $334                 $579                 $1,283
---------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 41

INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), formerly Northern Trust Global Investments (Europe) Limited, (each an "Investment Adviser" and collectively, the "Investment Advisers"), each a direct or indirect subsidiary of TNTC, serve jointly as the Investment Advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It also is registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, it had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.

Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                    42 NORTHERN FIXED INCOME FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2006.

A discussion regarding the Board of Trustees' basis for approving the Funds' Advisory Agreements is available in the Funds' annual report to shareholders dated March 31, 2006.

                                                         ---------------------------------------------------------
                                                                                                   Advisory Fee
                                                         Contractual                             Paid for Fiscal
FUND                                                        Rate*                               Year Ended 3/31/06
------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt*                                         0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt*                         0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
California Tax-Exempt*                                      0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Fixed Income                                                0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt*                            0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                         0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                                     0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
High Yield Municipal*                                       0.65%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt*                                    0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                          0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
Tax-Exempt*                                                 0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
U.S. Government                                             0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------

* Prior to March 24, 2006, the contractual advisory fee rates for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds were each 0.70%.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 43

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager's role.

The manager for the ARIZONA TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND and CALIFORNIA TAX-EXEMPT FUND is Eric V. Boeckmann, Vice President of Northern Trust. Mr. Boeckmann has had such responsibility for the Arizona Tax-Exempt and California Intermediate Tax-Exempt Funds since their inception in October 1999 and has had such responsibility for the California Tax-Exempt Fund since April 1998. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities.

The managers for the FIXED INCOME FUND are Colin A. Robertson, Senior Vice President of Northern Trust, and Matthew Toms, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003 and Mr. Toms since April 2004. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. Mr. Toms joined Northern Trust in 2000 and has managed various fixed income portfolios.

The managers for the FLORIDA INTERMEDIATE TAX-EXEMPT FUND are Timothy T.A. McGregor, Senior Vice President of Northern Trust, and Timothy Blair, Vice President of Northern Trust. Both managers have had such responsibility since September 2004. Mr. McGregor joined Northern Trust in 1989 and during the last five years has managed various municipal bond portfolios. Mr. Blair has been with Northern Trust since 1992. During the past five years he has been a municipal bond trader and managed various municipal bond portfolios.

The manager for the GLOBAL FIXED INCOME FUND is Wayne G. Bowers, Senior Vice President of Northern Trust. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999 and manages various fixed income portfolios.

The managers for the HIGH YIELD FIXED INCOME FUND are Matthew Toms, Senior Vice President of Northern Trust and Edward J. Casey, Vice President of Northern Trust. Mr. Toms and Mr. Casey have had such responsibility since April 2005. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader.

The manager for the HIGH YIELD MUNICIPAL FUND is M. Jane McCart, Senior Vice President of Northern Trust. Ms. McCart has had such responsibility since December 1998. Ms. McCart joined Northern Trust in 1998 and for the past five years has been a senior municipal fixed income portfolio manager.

The manager for the INTERMEDIATE TAX-EXEMPT FUND and the TAX-EXEMPT FUND is Timothy T.A. McGregor, Senior Vice President of Northern Trust. Mr. McGregor has had such responsibility for the Tax-Exempt Fund since November 1998 and has had such responsibility for the Intermediate Tax-Exempt Fund since November 2000.

The managers for the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND and the U.S. GOVERNMENT FUND are Brian E. Andersen and Timothy S. Musial, both Vice Presidents of Northern Trust. Mr. Andersen has had such responsibility since August 2005 and Mr. Musial since November 2005. Mr. Andersen joined Northern Trust in 1999 and for the past five years has managed the taxable money market group. Joining Northern Trust in 1994, Mr. Musial has been managing and trading fixed income portfolios for the past five years.

Additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers and the Fund Managers' ownership of securities in the Funds is available in the Additional Statement.


                    44 NORTHERN FIXED INCOME FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 45

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution or other acceptable evidence of authority (if applicable).

- Mail your check, certified corporate resolution (if needed) and completed New Account Application to:

  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street

  Chicago, Illinois 60607

- For subsequent investments:

 - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

------------------------------------------------------------

BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER
------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire federal funds or effect an ACH Transfer to:

  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152

  (Reference 10-Digit Fund account number)

  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the ACH.

- Have your employer send payments to:

  ABA Routing No. 0710-00152

  (Reference 10-Digit Fund account number)

  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                    46 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

--------------------------------------------------------------

BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Form.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

--------------------------------------------------------------

BY EXCHANGE
--------------------------------------------------------------

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."

------------------------------------------------------------

BY INTERNET
------------------------------------------------------------

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

------------------------------------------------------------

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 47

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signatures of all account owners;

- A signature guarantee also is required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

--------------------------------------------------------------

BY WIRE
--------------------------------------------------------------
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

------------------------------------------------------------

BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Trust shares by telephone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.


                    48 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on page 48 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet."

--------------------------------------------------------------

BY INTERNET
--------------------------------------------------------------

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

--------------------------------------------------------------

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
--------------------------------------------------------------

If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although Northern Funds imposes no charges when you redeem (other than the 2% redemption fee charged for shares of the High Yield Fixed Income Fund held for less than 30 days), when shares are purchased through Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 49

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates market value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that one of the following occurs:

- The Transfer Agent receives payment by 3:00 p.m., Central time, on the same Business Day; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of Northern Funds' agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details,


                    50 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

  please go to northernfunds.com or contact your Relationship Manager.

- Exchanges into the Funds from another Fund in the Northern Funds family may be subject to any redemption fee imposed by the other Fund.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 55.

Northern Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee). The proceeds will normally be sent or credited the following Business Day.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed on page 52 under "Miscellaneous Redemption Information."

REDEMPTION FEES. The High Yield Fixed Income Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

- Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

- Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

- Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

- Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

- Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

- Redemptions to satisfy minimum required distributions from retirement accounts;

- Redemptions representing the return of excess contributions in retirement accounts; and

- Redemptions initiated by the Fund.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. The Fund also reserves the right to add, modify or


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 51 eliminate redemption fees or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders or the Transfer Agent.

- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 55.

EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange,


                    52 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Northern Funds discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. Northern Funds and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. Northern Funds and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to Northern Funds and its shareholders (or Northern Trust), Northern Funds (or Northern Trust) will exercise this right if, in Northern Funds (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of Northern Funds (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm Northern Funds or its shareholders or would subordinate the interests of Northern Funds or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Fund during a calendar quarter. A "round trip" is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund.

Pursuant to the policy adopted by the Board of Trustees, Northern Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Funds reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Funds may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Fund. Northern Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Funds will apply the criteria in a manner that, in Northern Funds judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds' market timing policies or any applicable redemption fee. While Northern Funds may monitor share turnover at the omnibus account level, a Fund's ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Funds will be able to identify all those who trade excessively or


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 53 employ a market timing strategy, and curtail their trading in every instance.

If necessary, Northern Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary's customers. Financial intermediaries may also monitor their customers' trading activities in the Northern Funds.

For those Funds that charge redemption fees, Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the affected Fund. Financial intermediaries will also be asked to enforce Northern Funds' excessive trading policies with respect to their customers who are shareholders in the Funds. Intermediaries may have varying practices in connection with the application of redemption fees and Northern Funds' excessive trading practices. There can be no assurance that the financial intermediaries will properly assess purchase or redemption fees or administer Northern Funds' excessive trading policies.

For those Funds that charge redemption fees, intermediaries will be expected to begin to assess redemption fees within the next year. Some financial intermediaries may be provided additional time if needed to update their systems to enable them to assess redemption fees and identify excessive trading activity in the Northern Funds.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures on pages 47 or 49 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                    54 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered including a certified corporate resolution or other acceptable evidence of authority (if applicable). Requests must include the following:

- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 55

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the "Plan") that has been adopted by the Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Northern Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


                    56 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

A complete schedule of each Fund's holdings, current as of calendar quarter-end, will be available on the Funds' Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of Northern Funds Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 57

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

                                                   ------------------------------------------------------------------------
                                                        Dividends, if any,                           Capital Gains, if any,
FUND                                                    Declared and Paid*                             Declared and Paid
---------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                              Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Fixed Income                                       Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                    Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                          Annually                                       Annually
---------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                            Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                               Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                            Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                         Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                                    Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------------------------------

* Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

                    58 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including dividends derived from short-term capital gains and ordinary income, will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.

You should also note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 31 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 59

THE TAX-EXEMPT FUNDS AND HIGH YIELD MUNICIPAL FUND. The Tax-Exempt Funds and High Yield Municipal Fund expect to pay "exempt-interest dividends" that generally are exempt from regular federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount" and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be, and a portion of the dividends paid by High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends also will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The California Funds and the Arizona Tax-Exempt Fund expect to pay dividends that generally are exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain federal obligations. The State of Arizona is not authorized to issue general obligation bonds. However, political subdivisions of the State of Arizona are authorized to issue general obligation bonds if certain conditions are met. In addition, dividends paid by the California Funds will be subject to state corporate franchise and corporate income taxes, if applicable. The Florida Intermediate Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for the exemption from the Florida intangible personal property tax. The Florida Legislature has passed and Governor Bush is expected to sign legislation which will effectively repeal the intangible personal property tax. The bill will take effect January 1, 2007, meaning all taxes imposed for calendar year 2006 and prior remain in effect. As a result of the repeal, this annual tax will no longer apply after January 1, 2007.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds and High Yield Municipal Fund generally will not be deductible for federal income tax purposes.

GLOBAL FIXED INCOME FUND. It is expected that Global Fixed Income Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against federal income tax liability or (b) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.


                    60 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX TABLE


You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the High Yield Municipal Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.

----------------------------------------------------------------------------------------------------------------------------
                                                                                        TAX-EXEMPT YIELDS
             TAXABLE INCOME                        FEDERAL           -------------------------------------------------------
-----------------------------------------          MARGINAL          2.00%   3.00%   4.00%   5.00%   6.00%   7.00%    8.00%
   Single Return         Joint Return              TAX RATE                         Equivalent Taxable Yields
----------------------------------------------------------------------------------------------------------------------------
  $     0 - $ 7,550    $     0 - $ 15,100            10%             2.22%   3.33%   4.44%   5.56%   6.67%    7.78%    8.89%
----------------------------------------------------------------------------------------------------------------------------
 $ 7,550 - $ 30,650   $ 15,100 - $ 61,300            15%             2.35%   3.53%   4.71%   5.88%   7.06%    8.24%    9.41%
----------------------------------------------------------------------------------------------------------------------------
$ 30,650 - $ 74,200   $ 61,300 - $123,700            25%             2.67%   4.00%   5.33%   6.67%   8.00%    9.33%   10.67%
----------------------------------------------------------------------------------------------------------------------------
$ 74,200 - $154,800   $123,700 - $188,450            28%             2.78%   4.17%   5.56%   6.94%   8.33%    9.72%   11.11%
----------------------------------------------------------------------------------------------------------------------------
$154,800 - $336,550   $188,450 - $336,550            33%             2.99%   4.48%   5.97%   7.46%   8.96%   10.45%   11.94%
----------------------------------------------------------------------------------------------------------------------------
      Over $336,550         Over $336,550            35%             3.08%   4.62%   6.15%   7.69%   9.23%   10.77%   12.31%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2006 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions that will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California state personal income tax or any other state tax.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 61

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.

--------------------------------------------------------------------------------

--------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by Northern Fund's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

Investment Strategy. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S.


                    62 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The Global Fixed Income Fund intends to invest a substantial portion of its total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Fixed Income and High Yield Fixed Income Funds may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Funds also may invest in foreign time deposits and other short-term instruments. The Short-Intermediate U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations.

The Global Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The Global Fixed Income Fund may invest up to 25% of total assets in emerging markets.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 63 dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU constitution, causing some countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

- BBB or higher by Standard & Poor's Rating Services ("S&P");

- Baa or higher by Moody's Investors Service, Inc. ("Moody's");

- BBB or higher by Fitch Ratings ("Fitch"); or

- BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.

Investment Strategy. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds generally will be investment grade.

Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of


                    64 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.
Investment Strategy. The High Yield Municipal Fund and the High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. Although they invest primarily in investment grade securities, the Fixed Income Fund and the Global Fixed Income Fund may invest up to 20% and the other Fixed Income Funds (with the exception of the U.S. Government Fund and the Short-Intermediate U.S. Government Fund) may invest up to 15% of total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

MATURITY RISK. Each Fund normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 65 could reduce a Fund's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

Investment Strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective and policies.

Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments, the Florida Intermediate Tax-Exempt Fund in Florida municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

Investment Strategy. As stated above, the Arizona Tax-Exempt Fund will invest in Arizona municipal instruments, the California Funds will invest in California municipal instruments, and the Florida Intermediate Tax-Exempt Fund will be invested in Florida municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona, California and Florida municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

Special Risks. The California Funds' investments will be affected by political and economic developments within the State of California, and by the financial condition of the State, its public authorities and political subdivisions. California has a diverse economy--one of the five or six largest in the world--with significant segments in high technology, manufacturing, services, motion picture/television production, entertainment, tourism, agriculture and construction. The State experienced a mild recession in the early 2000s, concentrated in the San Francisco Bay Area and its high technology sector, which, combined with substantial stock market declines, and reduced tax revenues from capital gains and stock option activity, led to multi-billion dollar State budget deficits and a cash flow crisis in 2003 and 2004. The State's economy has been in a steady recovery since 2003, which has improved State finances, and a strong housing market and increases in property values have provided some relief to local governments that were also adversely affected by the recession. The housing and construction markets have slowed in early 2006, and economic growth in 2006 and 2007 is projected to be slower than in the past couple of years. State tax revenues have been above projections in 2005 and 2006, allowing the State to balance its budget and start to repay debts incurred to bridge the prior budget deficits. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. California voters have in the past approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities. Future voter initiatives could result in


                    66 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

adverse consequences affecting California municipal instruments. A package of State infrastructure bond measures totaling over $37 billion will be on the November 2006 election ballot.

Similarly, Florida's economy is influenced by numerous factors, including transfer payments from the federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. From time to time, Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions.

Arizona's economy also is influenced by numerous factors, including developments in the real estate, construction, aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy enabled it to realize increasing growth rates. For example, employment in the construction industry reached a record 218,300 jobs in late 2005, a total that represents 8.7% of all non-farm jobs in Arizona. Furthermore, from February 2005 to February 2006 Arizona's non-farm employment numbers grew 5.43%, an increase that ranked second in the United States. The only industries to lose a significant number of jobs were publishing and telecommunications.
Arizona adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional on the grounds that the State's practice of allowing local communities to determine capital expenditures (school construction costs) for schools violated the "general and uniform" language of the Arizona Constitution. The Students FIRST (Fair and Immediate Resources for Students Today) legislation was signed into law in July of 1998, creating a new Arizona School Facilities Board to establish standards for school facilities and administer appropriations for school construction and renovation. The Arizona Legislature also recently passed the English Language Learner ("ELL") legislation to conform to a federal court ruling regarding students who use English as a second language. The legislation increases the base ELL funding by 22% and provides an additional $32.5 million for ELL programs in the first year of the legislation. However, the governor did not sign the legislation, and it is unclear whether the federal court, which must review it, will deem the $32.5 million a sufficient amount of funding.

If Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, respectively, could be adversely affected.

In addition to the risk of nonpayment of California, Florida or Arizona municipal instruments, if any of these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona municipal instruments that are eligible for purchase by the Funds could become inadequate at certain times.

A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Additional Statement.

--------------------------------------------------------------

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT
TECHNIQUES
--------------------------------------------------------------

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 67 obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Investment Strategy. The U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The other Funds may purchase these and other types of asset-backed securities. Asset-backed securities are subject to the same quality requirements as the other types of fixed income securities that are held by a Fund.

Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Fixed Income Fund, High Yield Fixed Income Fund and Global Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-


                    68 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Fund and Short-Intermediate U.S. Government Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Funds' net assets.

Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Global Fixed Income Fund, the Fixed Income Fund and the High Yield Fixed Income Fund also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies that are traded and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 69

Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Fixed Income Fund, Global Fixed Income Fund and the High Yield Fixed Income Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to


                    70 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM) and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Funds may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.

Investment Strategy. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 71 which is administered and sold by a financial intermediary.

Investment Strategy. The High Yield Fixed Income Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller's share of the loan.

Special Risks. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Investment Strategy. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financings and do not treat them as borrowings.

Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Advisers' ability to predict correctly interest rates and mortgage prepayments. If the Investment Advisers are incorrect in their prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an


                    72 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

adjusted interest rate if market rates fall below or rise above a specified rate.

A Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise its rights for trading purposes.

Investment Strategy. The Tax-Exempt Funds and High Yield Municipal Fund invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Florida Intermediate Tax-Exempt Fund expects to make significant investments in Florida municipal instruments, the California Funds expect to make significant investments in California municipal instruments and the Arizona Tax-Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Tax-Exempt Funds and the High Yield Municipal Fund also may invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

The Taxable Funds may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Taxable Funds on such investments will be taxable to shareholders.

Special Risks. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, when a substantial portion of a Fund's assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer's credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 73

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross--hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of Fixed Income Fund, Global Fixed Income Fund and High Yield Fixed Income Fund) the yield differential between two securities.

Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in REITs.

Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.


                    74 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

SECURITIES LENDING. In order to generate additional income, the Funds (other than the Tax-Exempt Funds and the High Yield Municipal Fund) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders of a Fund that is taxable at the state level may increase as a result of such Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Fund and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. The High Yield Fixed Income Fund may make short sales against-the-box.

Special Risks. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 75

Investment Strategy. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund's losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued"


                    76 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment Strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and policies.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 77

FINANCIAL INFORMATION


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request and without charge. The financial highlights for the fiscal year ended March 31, 2002, were audited by the Funds' former independent accounting firm.

--------------------------------------------------------------------------------


                    78 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS                        FOR THE FISCAL YEARS ENDED MARCH 31,

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   ARIZONA TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.51       $10.86        $10.88      $10.46        $10.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.41         0.41          0.44        0.42          0.43

   Net realized and unrealized gains (losses)                     (0.13)       (0.26)          0.02        0.60        (0.06)

   Total from Investment Operations                                 0.28         0.15          0.46        1.02          0.37
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.41)       (0.41)        (0.44)      (0.42)        (0.43)

   From net realized gains                                        (0.09)       (0.09)        (0.04)      (0.18)        (0.14)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.50)       (0.50)        (0.48)      (0.60)        (0.57)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.29       $10.51        $10.86      $10.88        $10.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.70%        1.44%         4.28%       9.87%         3.47%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $52,233      $65,037       $77,803     $82,177       $76,428

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%        0.85%         0.85%       0.85%         0.85%

      Expenses, before waivers and reimbursements                  1.11%        1.11%         1.12%       1.12%         1.12%

      Net investment income, net of waivers and
         reimbursements                                            3.88%        3.87%         4.04%       3.85%         4.01%

      Net investment income, before waivers and
         reimbursements                                            3.62%        3.61%         3.77%       3.58%         3.74%

   Portfolio Turnover Rate                                        28.99%       36.84%        61.67%     115.89%        93.29%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 79

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                           CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.29        $10.61       $10.62      $10.26       $10.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.39          0.38         0.36        0.37         0.42

   Net realized and unrealized gains (losses)                     (0.11)        (0.26)         0.07        0.54       (0.11)

   Total from Investment Operations                                 0.28          0.12         0.43        0.91         0.31
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.39)        (0.38)       (0.36)      (0.37)       (0.42)

   From net realized gains                                        (0.03)        (0.06)       (0.08)      (0.18)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.42)        (0.44)       (0.44)      (0.55)       (0.49)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.15        $10.29       $10.61      $10.62       $10.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.70%         1.09%        4.13%       9.06%        3.00%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $74,434       $70,277      $74,824     $82,430      $85,617

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%         0.85%        0.85%       0.85%        0.85%

      Expenses, before waivers and reimbursements                  1.08%         1.10%        1.11%       1.10%        1.11%

      Net investment income, net of waivers and
         reimbursements                                            3.76%         3.62%        3.42%       3.50%        3.98%

      Net investment income, before waivers and
         reimbursements                                            3.53%         3.37%        3.16%       3.25%        3.72%

   Portfolio Turnover Rate                                        31.34%        86.88%      108.29%     136.67%       84.87%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    80 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  CALIFORNIA TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $11.01       $11.30        $11.32       $10.79       $10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.45         0.46          0.45         0.44         0.47

   Net realized and unrealized gains (losses)                     (0.03)       (0.18)          0.13         0.71       (0.15)

   Total from Investment Operations                                 0.42         0.28          0.58         1.15         0.32
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.45)       (0.46)        (0.45)       (0.44)       (0.47)

   From net realized gains                                        (0.05)       (0.11)        (0.15)       (0.18)       (0.05)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.50)       (0.57)        (0.60)       (0.62)       (0.52)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.93       $11.01        $11.30       $11.32       $10.79
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    3.93%        2.56%         5.24%       10.88%        2.87%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $91,761      $95,360      $113,845     $125,574     $125,335

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%        0.85%         0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                  1.05%        1.08%         1.08%        1.08%        1.08%

      Net investment income, net of waivers and
         reimbursements                                            4.09%        4.11%         3.95%        3.97%        4.24%

      Net investment income, before waivers and
         reimbursements                                            3.89%        3.88%         3.72%        3.74%        4.01%

   Portfolio Turnover Rate                                        21.04%       70.99%       144.30%      166.17%       73.96%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 81

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003       2002(4)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.94       $10.33       $10.23        $9.74       $10.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.39         0.38         0.35         0.37         0.56

   Net realized and unrealized gains (losses)                      (0.17)       (0.30)         0.24         0.52       (0.17)

   Total from Investment Operations                                  0.22         0.08         0.59         0.89         0.39
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                   (0.41)       (0.40)       (0.40)       (0.40)       (0.56)

   From net realized gains                                         (0.02)       (0.07)       (0.09)           --       (0.19)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.43)       (0.47)       (0.49)       (0.40)       (0.75)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.73        $9.94       $10.33       $10.23        $9.74
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                     2.17%        0.73%        5.92%        9.27%        3.09%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $789,347     $759,861     $754,555     $727,738     $733,501

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                   0.90%(3)      0.90%       0.90%        0.90%(3)      0.90%

      Expenses, before reimbursements and credits                   0.99%        1.01%        1.04%        1.04%        1.03%

      Net investment income, net of reimbursements and
         credits                                                    3.95%        3.71%        3.41%        3.70%        5.62%

      Net investment income, before reimbursements and
         credits                                                    3.86%        3.60%        3.27%        3.56%        5.49%

   Portfolio Turnover Rate                                        416.25%      198.12%      257.28%      422.89%      246.52%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $40,000 and $29,000, which represents 0.01% of average net assets for the fiscal years ended March 31, 2006, and 2003, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

                    82 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                             FLORIDA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.50       $10.78       $10.83       $10.38       $10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.32         0.30         0.27         0.32         0.38

   Net realized and unrealized gains (losses)                     (0.06)       (0.20)         0.20         0.60       (0.05)

   Total from Investment Operations                                 0.26         0.10         0.47         0.92         0.33
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.32)       (0.30)       (0.27)       (0.32)       (0.38)

   From net realized gains                                        (0.02)       (0.08)       (0.25)       (0.15)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.34)       (0.38)       (0.52)       (0.47)       (0.45)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.42       $10.50       $10.78       $10.83       $10.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.43%        1.00%        4.37%        9.01%        3.16%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $48,157      $55,607      $57,307      $55,958      $47,108

   Ratio to average net assets of:

      Expenses, net of waivers, reimbursements and credits         0.85%(2)     0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers, reimbursements and credits         1.14%        1.15%        1.17%        1.18%        1.23%

      Net investment income, net of waivers, reimbursements
         and credits                                               3.00%        2.84%        2.43%        3.00%        3.57%

      Net investment income, before waivers, reimbursements
         and credits                                               2.71%        2.54%        2.11%        2.67%        3.19%

   Portfolio Turnover Rate                                        25.09%       55.94%      258.48%      258.98%      155.55%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $3,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 83

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   GLOBAL FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $11.33       $11.35       $10.59        $9.13        $9.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.19         0.26         0.33         0.31         0.33

   Net realized and unrealized gains (losses)                     (0.84)         0.28         0.98         1.36       (0.31)

   Total from Investment Operations                               (0.65)         0.54         1.31         1.67         0.02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                  (0.24)       (0.56)       (0.55)       (0.21)       (0.48)

   From net realized gains                                            --           --           --           --       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.24)       (0.56)       (0.55)       (0.21)       (0.51)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.44       $11.33       $11.35       $10.59        $9.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                  (5.74)%        4.67%       12.54%       18.41%        0.01%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $33,223      $42,250      $58,477      $27,746      $24,879

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                  1.15%(3)     1.16%(4)     1.15%        1.15%        1.15%

      Expenses, before reimbursements and credits                  1.47%        1.47%        1.50%        1.64%        1.69%

      Net investment income, net of reimbursements and
         credits                                                   2.29%        2.10%        1.98%        3.07%        4.08%

      Net investment income, before reimbursements and
         credits                                                   1.97%        1.79%        1.63%        2.58%        3.54%

   Portfolio Turnover Rate                                        51.11%       31.88%       43.52%      146.28%      296.89%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) Expense ratio, net of waivers and reimbursements, for the year would have been 1.15%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

                    84 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 HIGH YIELD FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $8.12       $8.27        $7.56        $7.84        $8.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.56        0.58         0.66         0.64         0.76

   Net realized and unrealized gains (losses)                       (0.07)      (0.15)         0.74       (0.28)       (0.58)

   Total from Investment Operations                                   0.49        0.43         1.40         0.36         0.18
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                    (0.57)      (0.58)       (0.69)       (0.64)       (0.76)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.57)      (0.58)       (0.69)       (0.64)       (0.76)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $8.04       $8.12        $8.27        $7.56        $7.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                      6.23%       5.33%       19.05%        5.10%        2.28%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,400,747    $848,070     $781,622     $388,619     $272,110

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                    0.90%(3)      0.90%(3)      0.90%      0.90%       0.90%

      Expenses, before reimbursements and credits                    1.03%       1.02%        1.04%        1.07%        1.07%

      Net investment income, net of reimbursements and
         credits                                                     6.99%       7.02%        7.90%        8.61%        9.35%

      Net investment income, before reimbursements and
         credits                                                     6.86%       6.90%        7.76%        8.44%        9.18%

   Portfolio Turnover Rate                                          69.82%      87.57%      152.16%      138.79%      125.63%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) The net expense ratio includes custodian credits of approximately $73,000 and $72,000, which represents 0.01% of average net assets for the fiscal years ended March 31, 2006, and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 85

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  HIGH YIELD MUNICIPAL FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.63       $9.61        $9.36        $9.16        $9.15

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.42        0.42         0.44         0.46         0.48

   Net realized and unrealized gains                                 0.06        0.02         0.25         0.20         0.01

   Total from Investment Operations                                  0.48        0.44         0.69         0.66         0.49
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.42)      (0.42)       (0.44)       (0.46)       (0.48)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.42)      (0.42)       (0.44)       (0.46)       (0.48)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.69       $9.63        $9.61        $9.36        $9.16
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     5.00%       4.75%        7.53%        7.36%        5.49%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $234,292    $124,859      $89,919      $52,245      $37,844

   Ratio to average net assets of:

      Expenses, net of waivers, reimbursements and credits          0.85%       0.85%        0.85%        0.85%(2)     0.85%

      Expenses, before waivers, reimbursements and credits          1.05%       1.07%        1.12%        1.20%        1.20%

      Net investment income, net of waivers, reimbursements
         and credits                                                4.27%       4.43%        4.63%        4.95%        5.24%

      Net investment income, before waivers, reimbursements
         and credits                                                4.07%       4.21%        4.36%        4.60%        4.89%

   Portfolio Turnover Rate                                         12.95%      19.34%       16.56%       29.13%       38.53%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $23,000, or 0.05% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.

                    86 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.30       $10.57       $10.64       $10.26       $10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.34         0.33         0.33         0.36         0.39

   Net realized and unrealized gains (losses)                      (0.08)       (0.18)         0.14         0.61       (0.06)

   Total from Investment Operations                                  0.26         0.15         0.47         0.97         0.33
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.34)       (0.33)       (0.33)       (0.36)       (0.39)

   From net realized gains                                         (0.04)       (0.09)       (0.21)       (0.23)       (0.08)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.38)       (0.42)       (0.54)       (0.59)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $10.18       $10.30       $10.57       $10.64       $10.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     2.56%        1.48%        4.50%        9.61%        3.30%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $560,492     $578,274     $631,627     $668,777     $678,400

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.85%        0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                   0.99%        1.01%        1.04%        1.04%        1.05%

      Net investment income, net of waivers and
         reimbursements                                             3.32%        3.21%        3.10%        3.36%        3.79%

      Net investment income, before waivers and
         reimbursements                                             3.18%        3.05%        2.91%        3.17%        3.59%

   Portfolio Turnover Rate                                        192.60%      194.77%      274.17%      278.90%      162.34%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 87

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data                                            2006         2005         2004         2003       2002(2)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.06       $10.48       $10.55       $10.16       $10.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.30         0.21         0.18         0.29         0.42

   Net realized and unrealized gains (losses)                      (0.15)       (0.35)         0.07         0.51         0.08

   Total from Investment Operations                                  0.15       (0.14)         0.25         0.80         0.50
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.31)       (0.22)       (0.20)       (0.31)       (0.42)

   From net realized gains                                             --       (0.06)       (0.12)       (0.10)       (0.19)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.31)       (0.28)       (0.32)       (0.41)       (0.61)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.90       $10.06       $10.48       $10.55       $10.16
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     1.49%      (1.28)%        2.42%        7.91%        4.89%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $140,587     $158,201     $198,956     $186,953     $106,121

   Ratio to average net assets of:

      Expenses, net of reimbursements                               0.90%        0.90%        0.90%        0.90%        0.90%

      Expenses, before reimbursements                               1.03%        1.04%        1.06%        1.08%        1.12%

      Net investment income, net of reimbursements                  3.01%        2.09%        1.71%        2.58%        3.98%

      Net investment income, before reimbursements                  2.88%        1.95%        1.55%        2.40%        3.76%

   Portfolio Turnover Rate                                        370.67%      185.11%      253.35%      232.91%      223.09%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

                    88 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.59       $10.98       $10.91       $10.49       $10.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.43         0.44         0.44         0.46         0.47

   Net realized and unrealized gains (losses)                      (0.06)       (0.21)         0.17         0.59       (0.09)

   Total from Investment Operations                                  0.37         0.23         0.61         1.05         0.38
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.43)       (0.44)       (0.44)       (0.46)       (0.47)

   From net realized gains                                         (0.06)       (0.18)       (0.10)       (0.17)           --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.49)       (0.62)       (0.54)       (0.63)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $10.47       $10.59       $10.98       $10.91       $10.49
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     3.50%        2.18%        5.67%       10.17%        3.60%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $477,295     $468,179     $522,221     $549,211     $529,099

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.85%        0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                   1.00%        1.01%        1.05%        1.05%        1.04%

      Net investment income, net of waivers and
         reimbursements                                             4.04%        4.12%        3.98%        4.23%        4.39%

      Net investment income, before waivers and
         reimbursements                                             3.89%        3.96%        3.78%        4.03%        4.20%

   Portfolio Turnover Rate                                        163.06%      150.48%      230.83%      208.04%      134.33%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 89

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. GOVERNMENT FUND
Selected per share data                                            2006         2005         2004         2003       2002(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.91       $10.41       $10.54       $10.15       $10.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.33         0.28         0.26         0.36         0.44

   Net realized and unrealized gains (losses)                      (0.19)       (0.43)         0.02         0.71         0.03

   Total from Investment Operations                                  0.14       (0.15)         0.28         1.07         0.47
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.34)       (0.29)       (0.29)       (0.38)       (0.44)

   From net realized gains                                             --       (0.06)       (0.12)       (0.30)       (0.17)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.34)       (0.35)       (0.41)       (0.68)       (0.61)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.71        $9.91       $10.41       $10.54       $10.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     1.37%      (1.39)%        2.78%       10.73%        4.65%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $157,863     $204,531     $283,548     $352,415     $338,290

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                   0.90%(2)      0.90%       0.90%        0.90%        0.90%

      Expenses, before reimbursements and credits                   1.05%        1.03%        1.05%        1.05%        1.05%

      Net investment income, net of reimbursements and
         credits                                                    3.34%        2.78%        2.52%        3.38%        4.29%

      Net investment income, before reimbursements and
         credits                                                    3.19%        2.65%        2.37%        3.23%        4.14%

   Portfolio Turnover Rate                                        386.93%      142.61%      221.88%      177.76%      150.25%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

                    90 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 91

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only)

- Northern Funds' Web site at northernfunds.com

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.

811-08236


                    92 NORTHERN FIXED INCOME FUNDS PROSPECTUS